EXHIBIT 99	Certification Pursuant to Title 18, United States
                Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Quality Exchange, Inc.
("Quality Exchange") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew D. Owens, President, Chief Executive Officer, and Principal Financial Officer of Quality Exchange, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a)
        or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Quality Exchange


        Date: March 27, 2003
	/s/ Andrew D. Owens
	---------------------
	Andrew D. Owens
	President and Chief Executive Officer
	Principal Financial Officer